North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

Class R Shares (Symbol: NSMYX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

Class R Shares (Symbol: NSDRX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Class R Shares (Symbol: NSIRX)

North Star Bond Fund

Class I Shares (Symbol: NSBDX)

Supplement dated November 16, 2022

to the Funds’ Prospectus and Statement of Additional Information (“SAI”)

dated April 1, 2022

The following provides new and additional information beyond that contained in the Funds’ current Prospectus and SAI and should be read in conjunction with the Funds’ current Prospectus and SAI.

North Star Opportunity Fund and North Star Bond Fund – Portfolio Managers

Effective immediately, Sheldon Goodman is no longer a portfolio manager of the North Star Opportunity Fund and North Star Bond Fund. All disclosures in the prospectus and SAI regarding Mr. Goodman should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2022, which provide information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-580-0900.